UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2013

HAMPSHIRE GROUP, LIMITED
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(864) 231-1200
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Amendment to the Agreement and Plan of Merger

On April 5, 2013, Hampshire Group, Limited, a Delaware corporation (the “Company”), Rio Garment S.A., a Honduran sociedad anonima (formerly known as RG Merger Sub, S.A., and a successor in interest to Rio Garment S. de R.L.) and BGY II, LLC, a Delaware limited liability company (the “Equityholders’ Representative”) entered into an Amendment (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger, dated as of June 13, 2011, as amended on August 15, 2011, August 25, 2011, March 7, 2013 and April 1, 2013 (the “Agreement”), by and among the Company, RG Merger Sub, S.A., a Honduran sociedad anonima, Rio Garment S. de R.L., a limited liability company organized under the laws of the Republic of Honduras, the equityholders of Rio Garment S. de R.L. listed on Schedule 1 thereto and the Equityholders’ Representative. As previously announced, the Company completed its acquisition of Rio Garment S. de R.L. on August 25, 2011. The Merger Agreement Amendment sets forth certain terms and conditions with respect to the release of held back shares of the Company to the Equityholders’ Representative.

The description of the Merger Agreement Amendment contained herein is qualified in its entirety by reference to the complete text of the Merger Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to the Voting Agreement

On April 5, 2013, the Company, the Equityholders’ Representative, Paul Buxbaum, David Gren and YIH III, LLC, a Delaware limited liability company (“YIH III” and, together with the Equityholders’ Representative, Paul Buxbaum and David Gren, the “Equityholders”), entered into an Amended and Restated Voting Agreement (the “Amended Voting Agreement”). The Amended Voting Agreement amends and restates the Voting Agreement, dated as of August 25, 2011, by and among the Company, Paul Buxbaum, David Gren and YIH III, by providing, among other things, that the percentage of the Company’s common stock held by the Equityholders’ that is subject to certain of the covenants contained therein decreases in specified intervals on each of April 5, 2013 and August 25, 2014. In addition, provided the Amended Voting Agreement has not already been terminated in accordance with the terms and conditions set forth therein, the Amended Voting Agreement will terminate automatically on August 25, 2015.

The description of the Amended Voting Agreement contained herein is qualified in its entirety by reference to the complete text of the Amended Voting Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to the Stockholder Rights Agreement

On April 5, 2013, the Company, Paul Buxbaum, David Gren and YIH III entered into an amendment (the “Stockholder Rights Agreement Amendment”) to the Stockholder Rights Agreement, dated as of August 25, 2011, by and among the Company, Paul Buxbaum, David Gren and YIH III. Pursuant to the Stockholder Rights Agreement Amendment, the period during which Mr. Buxbaum, Mr. Gren and YIH III are subject to a standstill will end on January 1, 2014.

The description of the Stockholder Rights Agreement Amendment contained herein is qualified in its entirety by reference to the complete text of the Stockholder Rights Agreement Amendment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

10.1     Letter Agreement Amendment to the Agreement and Plan of Merger, dated as of April 5, 2013, by and among Hampshire Group, Limited, Rio Garment S.A. and BGY II, LLC.

10.2     Amended and Restated Voting Agreement, dated as of April 5, 2013, by and among Hampshire Group, Limited, BGY II, LLC, Paul Buxbaum, David Gren and YIH III, LLC.

10.3     Letter Agreement Amendment to the Stockholder Rights Agreement, dated as of April 5, 2013, by and among Hampshire Group, Limited, Paul Buxbaum, David Gren and YIH III, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

Dated: April 9, 2013	By:	/s/ Maura M. Langley
Name: Maura M. Langley
Title: Chief Financial Officer, Treasurer and Secretary